Valkyrie Bitcoin Miners ETF
Schedule of Investments
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS: 97.51%
Semiconductors & Semiconductor Equipment: 5.05%
Advanced Micro Devices, Inc. (a)	1,215	$138,401
NVIDIA Corp.	978	413,713
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,328	134,022
		686,136
Software: 91.49%
Applied Digital Corp. (a)	59,175	553,286
Argo Blockchain PLC - ADR (a)	382,350	611,760
Bit Digital, Inc. (a)(b)	299,406	1,215,588
Bitdeer Technologies Group - Class A (a)(b)	42,181	472,427
Bitfarms, Ltd. (a)(b)	441,467	648,957
Cipher Mining, Inc. (a)	461,496	1,319,879
Cleanspark, Inc. (a)	150,286	644,727
Digihost Technology, Inc. (a)(b)	354,600	638,280
Greenidge Generation Holdings, Inc. (a)	26,139	73,712
HIVE Blockchain Technologies, Ltd. (a)(b)	270,068	1,250,415
Hut 8 Mining Corp. (a)(b)	200,447	661,475
Iris Energy, Ltd. (a)(b)	142,640	664,702
Marathon Digital Holdings, Inc. (a)	106,781	1,479,985
Mawson Infrastructure Group, Inc. (a)	64,344	121,610
Riot Platforms, Inc. (a)	115,972	1,370,789
Stronghold Digital Mining, Inc. - Class A (a)	16,983	70,989
Terawulf, Inc. (a)	367,463	643,060
		12,441,641
Technology Hardware, Storage & Peripherals: 0.97%
Samsung Electronics Co., Ltd. - GDR	95	131,670
TOTAL COMMON STOCKS (Cost $9,625,837)		13,259,447

TOTAL INVESTMENTS (Cost $9,625,837): 97.51%		13,259,447
Other Assets in Excess of Liabilities: 2.49%		338,835
TOTAL NET ASSETS: 100.00%		$13,598,282

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc.
and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Valkyrie Bitcoin Miners Opportunities ETF
Summary of Fair Value Disclosure at June 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Information Technology	$13,259,447	$-	$-	$13,259,447
Total Common Stocks	13,259,447	-	-	13,259,447
Total Investments	$13,259,447	$-	$-	$13,259,447

Refer to the Fund's Schedule of Investments for a detailed break-out of holdings by industry.